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                                                                   Exhibit 10.2

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


          AMENDMENT NO. 1 dated as of January 15, 2004 to the Credit Agreement dated as of September 10, 2003 (the "Credit Agreement") among CONSECO, INC. (the "Company"), the several financial institutions from time to time party thereto (the "Banks"), and BANK OF AMERICA, N.A., as Agent (the "Agent").

                              W I T N E S S E T H :

          WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

          Section 2 . Amendments.

          (a) The definition of "Trigger Date" in Section 1.01 of the Credit Agreement is deleted in its entirety.

          (b) The definition of "Initial A.M. Best Rating" in Section 1.01 of the Credit Agreement is deleted in its entirety.

          (c) Section 6.10 of the Credit Agreement is deleted in its entirety and replaced with "Reserved."

          (d) Section 8.01(c)(i) of the Credit Agreement is amended by deleting the phrase "Section 6.10(a), Section 6.10(b), Section 6.10(e)".

          (e) Section 8.01(o) of the Credit Agreement is deleted in its entirety and replaced with "Reserved."

          Section 3 . Representations of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 5 of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

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          Section 4 . Amendment Fees. By no later than the first Business Day after the Amendment Effective Date, the Company shall pay the Agent for the account of each Bank that has evidenced its agreement hereto as provided in
Section 7(a) below by 6:00 p.m., New York City time, on January 15, 2004, an amendment fee in an amount equal to 0.25% of the aggregate outstanding principal amount of such Bank's Loans (as outstanding on the opening of business on the date hereof).

          Section 5 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          Section 6 . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 7 . Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

          (a) the Agent shall have received from each of the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

          (b) the Agent shall have received from the Company a counterpart hereof signed by the Company or facsimile or other written confirmation (in form satisfactory to the Agent) that the Company has signed a counterpart hereof; and

          (c) the Agent shall have received payment of any other costs, fees and expenses (including reasonable legal fees and expenses for which invoices shall have been submitted to the Company but excluding, for the avoidance of doubt, any amendment fees payable pursuant to Section 4) payable on or prior to the Amendment Effective Date in connection with this Amendment or the Loan Documents.

                                       2

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       CONSECO, INC.




                                       By: /s/Daniel J. Murphy
                                          -------------------------------------
                                          Name:   Daniel J. Murphy
                                          Title:  Senior Vice President and
                                                     Treasurer




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                                       BANK OF AMERICA, N.A.,
                                          as Agent and as a Bank




                                       By: /s/Bruce McCormick
                                          -------------------------------------
                                          Name:   Bruce McCormick
                                          Title:  Managing Director


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                                       [NAME OF FINANCIAL INSTITUTION]




                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: